SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                     FORM 8-K

                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  February 1, 1999


                              TRIARC COMPANIES, INC.
                --------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


         DELAWARE                 1-2207                 38-0471180
         -----------------        --------------         ------------------
         (State or Other          (Commission            (I.R.S. Employer
         Jurisdiction of          File Number)           Identification No.)
         Incorporation)


         280 Park Avenue
         New York, NY                                              10017
         ----------------------------------------            -----------------
         (Address of Principal Executive Offices)               (Zip Code)


         Registrant's telephone number, including area code:   (212)  451-3000


         ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        99.1 Press Release dated February 1, 1999.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                             TRIARC COMPANIES, INC.



                                             By: BRIAN L. SCHORR
                                                 Brian L. Schorr
                                                 Executive Vice President
                                                 and General Counsel

Dated: February 4, 1999



                               EXHIBIT INDEX

Exhibit
   No.                   Description                                 Page No.
-------                  -----------                                 --------

 99.1 --      Press Release dated February 1, 1999